Exhibit 99.2


         DRAFT

         Montpelier Re Holdings Ltd.


         Financial  Supplement


         December 31, 2005






         Contact: William Pollett   Treasurer
                  telephone: (441) 297 9576
                  email: bill.pollett@montpelierre.bm


         This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

                  Application of the Safe Harbor of the Private
                   Securities Litigation Reform Act of 1995:

This financial supplement may contain, and the Company may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may", "should", "estimate", "expect", "anticipate", "intend", "believe", "predict", "potential", or words of similar import generally involve forward-looking statements.


Important events and uncertainties that could cause the actual results, future dividends or future repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; our short operating and trading history; our dependence on principal employees; thi cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the estimates reported by syndicates under existing QQS contracts; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; the possibility of severe or unanticipated losses from natural or man-made catastrophes, or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma; the actual number of our insureds incurring losses from these storms; the limited actual loss reports received from our insureds to date; the impact of these storms on our reinsurers; the amount and timing of reinsurance recoverables and reimbursements actually received by us from our reinsurers; the overall level of competition, and the related demand and supply dynamics, in our markets relating to growing capital levels in the reinsurance industry, declining demand due to, among other things, increased retentions by cedants, and other factors; market acceptance of the underwriting capacity of Blue Ocean Reinsurance Ltd. without a financial strength rating from an independent rating agency; the impact of terrorist activities on the economy; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" under Item 8.01 of the Company's Current Report on Form 8-K filed on September 27, 2005 with the Securities and Exchange Commission.



Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                               Table of Contents


1     Organizational Chart

2     Consolidated Financial Highlights

3     Consolidated Financial Highlights - Catastrophe Loss Impact - 2005

4     Consolidated Financial Highlights - Catastrophe Loss Impact - 2004

5     Summary Consolidated Balance Sheets

6     Summary Consolidated Income Statements

7     Earnings Per Share

8     Fully Converted Book Value Per Share

9     Return on Equity

10    Premium by Category by Quarter

11    Losses and Loss Ratios

12    2005 Catastrophe Losses

13    2004 Catastrophe Losses

14    Investments

15    Capital

16    Summary Balance Sheet - Blue Ocean

17    Summary Income Statement - Blue Ocean

18    Net Income Reconciliation

19    Non-GAAP Financial Measures

                                                        -------------------------
                                                              Anthony Taylor
                                                                 Chairman
                                                            President and CEO
                                                        -------------------------
            ----------------------------------------------------------------------------------------------------------
            |                           |                         |                          |                       |
            |                           |                         |                          |                       |
            |                           |                         |                          |                       |
-------------------------- ---------------------------- ------------------------- ------------------------ -----------------------
     Russell Fletcher              Tom Busher                  Kip Oberting           Nick Newman-Young        Chris Harris
Chief Underwriting Officer   Chief Operating Officer     Chief Financial Officer      Marketing Director     Chief Risk Officer
-------------------------- ---------------------------- ------------------------- ------------------------ -----------------------
            |                           |                         |
            |                           |                         |--------------------------|
            |                           |                         |                          |
-------------------------- ---------------------------- ------------------------- --------------------------
      David Sinnott              Jonathan Kim               William Pollett            Neil Greenspan
Chief Reinsurance Officer       General Counsel                Treasurer           Chief Accounting Officer
-------------------------- ---------------------------- ------------------------- --------------------------


Investor enquiries:       William Pollett, Treasurer
                          telephone: (441) 297 9576
                          email: bill.pollett@montpelierre.bm

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                 Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts


                                                                               % change                                  % change
                                                    Three months ended Dec 31  Q4-05 vs.        Year ended Dec 31         2005 vs.
                                                       2005            2004     Q4-04          2005            2004        2004
                                                   ---------------------------  ------    --------------------------   ------------

Gross premiums written                              $   106.8      $    108.9      -2%     $  978.7        $  837.0         17%

Net premiums written                                $     8.3      $     98.9     -92%     $  757.0        $  749.3          1%

Net premiums earned                                 $   159.5      $    193.1     -17%     $  848.5        $  787.5          8%

Net investment income                               $    26.0      $     19.5      33%     $   87.1        $   69.1         26%

Net income (loss), excluding net realized gains                                     NR                                       NR
 (losses) (1)                                       $   (53.2)     $     94.6              $ (783.5)       $  226.1

Net income (loss)                                   $   (61.0)     $    102.4       NR     $ (752.9)       $  240.3          NR

Comprehensive income (loss)                         $   (66.8)     $    106.8       NR     $ (817.1)       $  241.7          NR

Loss and loss adjustment expense ratio                  119.2%           28.5%                178.0%           51.4%
Acquisition costs ratio                                  22.4%           21.0%                 19.6%           19.4%
Administrative expense ratio                              5.6%            9.3%                  3.1%            7.0%
                                                      --------        --------              --------        --------
Combined ratio                                          147.2%           58.8%                200.7%           77.8%

Diluted earnings (loss) per share, excl net
 realized gains (2)                                 $   (0.59)     $     1.41              $ (10.92)       $   3.34
Diluted earnings (loss) per share                   $   (0.68)     $     1.53              $ (10.49)       $   3.55

Fully converted book value per share  (3)           $   11.86      $    26.75              $  11.86        $  26.75

Change in FCBV adj for Dvds (4): Quarter                 -6.0%            5.9%                    -               -
Change in FCBV adj for Dvds (4): Rolling 12
 months                                                     -               -                 -37.8%           13.1%

Dividend per share / warrant                        $   0.075      $     0.34              $   6.66        $   1.36


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 18 for reconciliation to net income and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(2) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 7 for a reconciliation to diluted earnings per share and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(3) See Page 8 for calculation and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 9 for more detail and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
  Consolidated Financial Highlights - 2005 Catastrophe Loss Impact (unaudited)
                     $ in millions, except per share amounts


                                        Three months ended December 31, 2005              Year ended December 31, 2005
                                  ----------------------------------------------  -------------------------------------------
                                   Results excl.  Catastrophe(1)                  Results excl.  Catastrophe(1)
                                    Cat Impact     loss impact     As reported     Cat Impact     loss impact     As reported
                                  ----------------------------------------------  -------------------------------------------

Gross premiums written             $   108.7       $    (1.9)      $   106.8       $   862.4       $   116.3       $   978.7

Net premiums written                    28.6           (20.3)            8.3           695.1            61.9           757.0

Net premiums earned                    179.8           (20.3)          159.5           786.6            61.9           848.5

Losses and loss adjustment
  expenses                              66.5           123.7           190.2           307.9         1,202.8         1,510.7

Variable expenses (2)                   44.8            (0.1)           44.7           216.9           (24.7)          192.2
                                  ----------      ----------      ----------      ----------      ----------      ----------

Net income (loss)                  $    82.9       $  (143.9)      $   (61.0)      $   363.3       $(1,116.2)      $  (752.9)
                                  ----------      ----------      ----------      ----------      ----------      ----------

Net income (loss) excluding
  net realized gains (losses)(3)   $    90.7       $  (143.9)      $   (53.2)      $   332.7       $(1,116.2)      $  (783.5)
                                  ----------      ----------      ----------      ----------      ----------      ----------

Combined ratio
Loss and loss adjustment
  expense ratio                        37.0%                           119.2%           39.1%                          178.0%
Acquisition costs and
  administrative expense ratio         24.9%                            28.0%           27.6%                           22.7%
                                  ----------                      ----------      ----------                      ----------
   Combined ratio                      61.9%                           147.2%           66.7%                          200.7%


Diluted earnings (loss) per share
Net income (loss)                  $    0.93       $   (1.61)      $   (0.68)      $    5.08       $  (15.56)      $  (10.49)
Net income (loss) excluding
  net realized gains (losses)(3)   $    1.02       $   (1.61)      $   (0.59)      $    4.64       $  (15.56)      $  (10.92)


(1) Includes estimates for Hurricanes Dennis, Katrina, Rita, Wilma, and the European floods.

(2)  Includes an estimate for acquisition costs and compensation expenses.

(3) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 18 for reconciliation to net income and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
  Consolidated Financial Highlights - 2004 Catastrophe Loss Impact (unaudited)
                     $ in millions, except per share amounts



                                       Three months ended December 31, 2004                Year ended December 31, 2004
                                  ----------------------------------------------  --------------------------------------------
                                   Results excl.  Catastrophe(1)                  Results excl.  Catastrophe(1)
                                    Cat Impact     loss impact     As reported     Cat Impact     loss impact     As reported
                                  ----------------------------------------------  --------------------------------------------

Gross premiums written             $   101.5       $     7.4       $   108.9       $   815.8       $    21.2       $   837.0

Net premiums written                    99.9            (1.0)           98.9           747.6             1.7           749.3

Net premiums earned                    197.7            (4.6)          193.1           786.6             0.9           787.5

Losses and loss adjustment
  expenses                              20.9            34.1            55.0           143.3           261.6           404.9

Variable expenses (2)                   69.3           (10.8)           58.5           229.1           (21.1)          208.0
                                  ----------      ----------      ----------      ----------      ----------      ----------

Net income (loss)                  $   130.3       $   (27.9)      $   102.4       $   479.9       $  (239.6)      $   240.3
                                  ----------      ----------      ----------      ----------      ----------      ----------

Net income (loss) excluding
  net realized gains (losses)(3)   $   122.5       $   (27.9)      $    94.6       $   465.7       $  (239.6)      $   226.1
                                  ----------      ----------      ----------      ----------      ----------      ----------

Combined ratio
Loss and loss adjustment
  expense ratio                         10.6%                           28.5%           18.2%                           51.4%
Acquisition costs and
  administrative expense ratio          35.0%                           30.3%           29.1%                           26.4%
                                  ----------                      ----------      ----------                      ----------
   Combined ratio                       45.6%                           58.8%           47.3%                           77.8%


Diluted earnings (loss)
  per share
Net income (loss)                  $    1.95       $   (0.42)      $    1.53       $    7.09       $   (3.54)      $    3.55
Net income (loss) excluding
  net realized gains (losses) (3)  $    1.83       $   (0.42)      $    1.41       $    6.88       $   (3.54)      $    3.34


(1) Includes estimates for Hurricanes Charley, Frances, Ivan, Jeanne, and Typhoons Chaba and Songda.

(2)  Includes an estimate for acquisition costs and compensation expenses.

(3) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 18 for reconciliation to net income and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                 Summary Consolidated Balance Sheets (unaudited)
                     $ in millions, except per share amounts


                                    Dec 31       Sep 30       June 30      Mar 31       Dec 31
                                     2005         2005         2005         2005         2004
                                  ----------   ----------   ----------   ----------   ----------

ASSETS
Investments and cash
  and cash equivalents            $  2,902.4   $  3,071.9   $  2,260.2   $  2,237.5   $  2,598.7
Securities lending collateral          315.6        674.2        350.9        343.2        420.8
Premiums receivable                    270.9        357.0        301.0        274.6        173.8
Deferred acquisition costs              53.4         71.6         82.9         68.9         59.0
Reinsurance
  receivable/recoverable               361.3        235.0        124.4        111.3         94.7
Unearned premium ceded                  83.8         46.8         47.9         24.7         17.0
Other assets                            72.3         30.4         78.8         38.1         34.1
                                  ----------   ----------   ----------   ----------   ----------

   Total Assets                   $  4,059.7   $  4,486.9   $  3,246.1   $  3,098.3   $  3,398.1
                                  ==========   ==========   ==========   ==========   ==========

LIABILITIES
Loss and loss adjustment
  expense reserves                   1,781.9      1,782.0        583.8        590.7        549.5
Unearned premium                       262.8        377.5        422.3        394.2        287.6
Securities lending payable             315.6        674.2        350.9        343.2        420.8
Debt                                   249.1        249.1        249.0        249.0        249.0
Other liabilities                      228.7        272.5        177.0        143.4        139.3
                                  ----------   ----------   ----------   ----------   ----------

   Total Liabilities              $  2,838.1   $  3,355.3   $  1,783.0   $  1,720.5   $  1,646.2

Minority Interest (2)                  109.7            -            -            -            -

Mezzanine Equity (2)                    54.2            -            -            -            -

SHAREHOLDERS' EQUITY                 1,057.7      1,131.6      1,463.1      1,377.8      1,751.9
                                  ----------   ----------   ----------   ----------   ----------

   Total Liabilites,
    Minority Interest,
    Mezzanine &
      Shareholder's Equity        $  4,059.7   $  4,486.9   $  3,246.1   $  3,098.3   $  3,398.1
                                  ==========   ==========   ==========   ==========   ==========

Fully converted book
  value per share(1)              $    11.86   $    12.69   $    22.45   $    21.24   $    26.75


(1) See Page 8 for calculation and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(2) Relates to Blue Ocean Re Holdings Ltd. See page 16 for additional information.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
               Summary Consolidated Income Statements (unaudited)
                     $ in millions, except per share amounts


                                                                                                   Full Year    Full Year
                                    Q4-05        Q3-05        Q2-05        Q1-05        Q4-04         2005         2004
                                  ----------   ----------   ----------   ----------   ------------------------------------

Underwriting revenues
Gross premiums written            $    106.8   $    290.0   $    275.6   $    306.3   $    108.9   $    978.7   $    837.0
Net premiums written                     8.3        237.7        231.6        279.4         98.9        757.0        749.3
Net premiums earned                    159.5        281.4        227.1        180.5        193.1        848.5        787.5

Underwriting expenses
Loss and loss
  adjustment expenses                  190.2      1,159.4         81.5         79.5         55.0      1,510.7        404.9
Acquisition costs                       35.8         43.2         49.9         37.4         40.6        166.3        152.7
General and admin expenses               8.9        (13.4)        15.2         15.2         17.9         25.9         55.3
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total underwriting expenses            234.9      1,189.2        146.6        132.1        113.5      1,702.9        612.9
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------

Underwriting income (loss)             (75.4)      (907.8)        80.5         48.4         79.6       (854.4)       174.6
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Other operating
  revenues/expenses
Net investment income                   26.0         20.6         19.1         21.4         19.5         87.1         69.1
Financing expense                        4.6          4.1          4.0          4.3          4.6         17.0         17.5
Other Income                             0.8            -            -            -            -          0.8            -
Minority interest                          -            -            -            -            -            -            -
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                        22.2         16.5         15.1         17.1         14.9         70.9         51.5
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Operating income
  (loss) before taxes                  (53.2)      (891.3)        95.6         65.5         94.5       (783.5)       226.1
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Other:
Net realized gains
  (losses) on investments               (5.7)        17.1         16.9         12.3          2.0         40.6          7.2
Net foreign exchange
  gains (losses)                        (2.1)        (0.8)        (3.8)        (3.3)         5.8        (10.0)         7.0
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------

Net income (loss)                      (61.0)      (875.1)       108.7         74.5        102.4       (752.9)       240.3
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Other comprehensive
  income (loss) items                   (5.8)       (21.8)         1.9        (38.5)         4.4        (64.2)         1.4
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Comprehensive income (loss)       $    (66.8)  $   (896.9)  $    110.6   $     36.0   $    106.8   $   (817.1)  $    241.7
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========
Net written/gross
  written premium                        7.7%        82.0%        84.0%        91.2%        90.8%        77.3%        89.5%

Loss ratio                             119.2%       412.0%        35.9%        44.1%        28.5%       178.0%        51.4%
Acquisition costs ratio                 22.4%        15.4%        22.0%        20.7%        21.0%        19.6%        19.4%
Administrative expense ratio             5.6%        -4.8%         6.7%         8.4%         9.3%         3.1%         7.0%
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
       Combined ratio                  147.2%       422.6%        64.6%        73.2%        58.8%       200.7%        77.8%
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========
Basic earnings
  (loss) per share                $    (0.68)  $   (12.16)  $     1.72   $     1.19   $     1.65   $   (10.49)  $     3.84
Diluted earnings
  (loss) per share                $    (0.68)  $   (12.16)  $     1.62   $     1.11   $     1.53   $   (10.49)  $     3.55

Dividend per share / warrant      $    0.075   $     0.36   $     0.36   $     5.86   $     0.34   $     6.66   $     1.36

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                         Earnings Per Share (unaudited)
                     $ in millions, except per share amounts

                                                                                                   Full Year    Full Year
                                    Q4-05        Q3-05         Q2-05       Q1-05        Q4-04         2005         2004
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Basic earnings (loss)
  per common share:

Net income (loss)
  available to
    common shareholders           $    (61.0)  $   (875.1)  $    108.7   $     74.5   $    102.4   $   (752.9)  $    240.3

Weighted avg common
  shares outstanding - basic      89,178,490   71,944,539   63,327,564   62,580,009   62,033,732   71,757,651   62,633,467
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Basic earnings
       (loss) per common share    $    (0.68)  $   (12.16)  $     1.72   $     1.19   $     1.65   $   (10.49)  $     3.84
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========

Diluted earnings
  (loss) per common share:

Net income (loss)
  available to common
    shareholders                  $    (61.0)  $   (875.1)  $    108.7   $     74.5   $    102.4   $   (752.9)  $    240.3
Weighted avg common
  shares outstanding - basic      89,178,490   71,944,539   63,327,564   62,580,009   62,033,732   71,757,651   62,633,467
Dilutive effect of warrants                -            -    3,621,290    4,084,240    4,049,262            -    3,967,866
Dilutive effect
  of stock options                         -            -            -      615,529      985,258            -    1,105,639
Dilutive effect
  of share equivalents                     -            -          733            -            -            -            -
Weighted avg common
  & common equivalent shares      89,178,490   71,944,539   66,949,587   67,279,778   67,068,252   71,757,651   67,706,972
    outstanding - diluted
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Diluted earnings
       (loss) per common share    $    (0.68)  $   (12.16)  $     1.62   $     1.11 $       1.53   $   (10.49)  $     3.55
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========


Diluted earnings (loss) per common share, excluding net realized gains / losses (1):

Diluted earnings
  (loss) per common share         $    (0.68)  $   (12.16)  $     1.62   $     1.11   $     1.53   $   (10.49)  $     3.55
Impact of net realised gains
  (losses) & FX translation             0.09        (0.23)       (0.20)       (0.14)       (0.12)       (0.43)       (0.21)

     Diluted earnings
      (loss) per common share,
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
     excluding net
       realized gains (losses)    $    (0.59)  $   (12.39)  $     1.42   $     0.97   $     1.41   $   (10.92)  $     3.34
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                Fully Converted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts

                                                        Dec 31       Sep 30       June 30       Mar 31       Dec 31
                                                       2005 (1)       2005          2005         2005         2004
                                                     ------------ ------------- ------------ ------------ ------------
Numerator ($ in millions):

Shareholders' equity                                     1,057.7       1,131.6      1,463.1      1,377.8      1,751.9
Proceeds from assumed exercise of outstanding
 warrants                                                      -             -        119.6        119.6        122.0
Proceeds from assumed exercise of outstanding options          -             -            -            -         35.5

                                                     ------------ ------------- ------------ ------------ ------------
Book value numerator                                 $   1,057.7  $    1,131.6  $   1,582.7  $   1,497.4  $   1,909.4
                                                     ============ ============= ============ ============ ============


Denominator (in shares):

Common voting shares outstanding                      89,178,490    89,178,490   63,327,564   63,327,564   62,131,232
Shares issueable upon exercise of outstanding
 warrants                                                      -             -    7,172,358    7,172,358    7,319,160
Shares outstanding upon exercise of outstanding
 options                                                       -             -            -            -    1,922,500
Shares issueable upon conversion of outstanding share
 equivalents                                               9,170         5,200        2,200            -            -

                                                     ------------ ------------- ------------ ------------ ------------
Book value denominator                                89,187,660    89,183,690   70,502,122   70,499,922   71,372,892
                                                     ============ ============= ============ ============ ============


Fully converted book value per common voting and
                                                     ------------ ------------- ------------ ------------ ------------
common equivalent voting share (2)                   $     11.86  $      12.69  $     22.45  $     21.24  $     26.75
                                                     ============ ============= ============ ============ ============


(1) For these purposes fully converted book value per share assumes that the warrants would not be exercised as the book value per share is less than the strike price.

(2)  See Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                          Return on Equity (unaudited)

                                                        Q4-05     Q3-05     Q2-05     Q1-05    Q4-04     Q3-04     Q2-04     Q1-04
                                                        -----     -----     -----     -----    -----------------------------------

Comp Inc/Avg S/Hs' equity(1) : Quarter                  -6.1%    -69.1%      7.8%      2.3%     6.3%     -3.5%      3.4%      7.9%

Comp Inc/Avg S/Hs' equity(1) : Rolling 12 months       -68.0%    -63.8%     13.1%      8.5%    14.4%     15.1%     26.6%     32.6%


FCBVPS(2)                                             $ 11.86   $ 12.69   $ 22.45   $ 21.24   $26.75   $ 25.58   $ 26.81   $ 26.44

Dividend per share/warrant(3)                         $ 0.075   $  0.36   $  0.36   $  5.86   $ 0.34   $  0.34   $  0.34   $  0.34

Qtr. Div. Yield on Beg. Qtr. FCBVPS(3)                   0.6%      1.6%      1.7%     21.9%     1.3%      1.3%      1.3%      1.4%
Qtr. Div. Yield on End Qtr. FCBVPS(3)                    0.6%      2.8%      1.6%     27.6%     1.3%      1.3%      1.3%      1.3%

Change in FCBVPS (2): Quarter                           -6.5%    -43.5%      5.7%    -20.6%     4.6%     -4.6%      1.4%      6.1%


Change in FCBV adj for Dvds (4) : Quarter               -6.0%    -41.9%      7.4%      1.3%     5.9%     -3.3%      2.7%      7.5%

Change in FCBV adj for Dvds(4) : Rolling 12 months     -37.8%    -27.1%     10.2%      6.5%    13.1%     13.9%     24.4%     30.5%

Compound annual change in FCBV adj for Dvds (4)          5.5%      6.3%     19.4%     18.6%    19.7%     19.2%     22.9%     24.2%

Change in FCBV adj for Dvds (4) : Since inception       23.7%         -         -         -        -         -         -         -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(2) FCBVPS = Fully converted book value per share. See Page 8 for calculation and Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and special dividend. See Page 19 for a discussion of our use of Non-GAAP Financial Measures.

(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                   Premium by Category by Quarter (unaudited)
                                 $ in millions

                           Quarter ended    Quarter ended    Quarter ended    Quarter ended      Full Year        Full Year
                           Dec 31, 2005     Sep 30, 2005     June 30, 2005    Mar 31, 2005         2005             2004
                            $         %      $         %      $         %      $       %        $         %      $         %
                          ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Gross premium written
  Property Specialty         48.8     46%     91.4     32%    138.3     50%     79.4     26%    357.9     37%    314.0     38%
  Property Catastrophe       28.8     27%    149.7     52%     86.0     31%    155.8     51%    420.3     43%    330.3     39%
  Other Specialty            30.2     28%     48.9     17%     51.2     19%     70.1     23%    200.4     20%    186.8     22%
  Qualifying Quota Share     (1.0)    -1%        -      0%      0.1      0%      1.0      0%      0.1      0%      5.9      1%
                          ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total                      106.8   100%    290.0    100%    275.6    100%    306.3    100%    978.7    100%    837.0    100%
                          ---------------  ---------------  ---------------  ---------------  ---------------  ---------------



                          Q4 '05 v Q4 '04  Q3 '05 v Q3 '04  Q2 '05 v Q2 '04  Q1 '05 v Q1 '04  Yr '05 v Yr '04
Qtr v Qtr last year       change  change   change  change   change  change   change  change   change  change
                             $       %       $        %        $       %       $        %       $        %
                          ---------------  ---------------  ---------------  ---------------  ---------------
Gross premium written
  Property Specialty        (7.2)    -13%     17.7     24%     42.1     44%     (8.7)   -10%     43.9     14%
  Property Catastrophe       8.8      44%     79.9    114%     20.3     31%    (18.9)   -11%     90.0     27%
  Other Specialty           (2.6)     -8%      7.8     19%      7.4     17%      1.0      1%     13.6      7%
  Qualifying Quota Share    (1.1)  -1987%      0.2   -100%     (4.6)   -98%     (0.3)   -21%     (5.8)   -98%
                          ---------------  ---------------  ---------------  ---------------  ---------------

  Total                     (2.1)     -2%    105.5     57%     65.2     31%    (26.9)    -8%    141.7     17%
                          ---------------  ---------------  ---------------  ---------------  ---------------

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                       Losses and Loss Ratios (unaudited)
                                  $ in millions


                                                                                         Full Year
                         Q4-05       Q3-05       Q2-05       Q1-05        Q4-04       2005       2004
                       ---------   ---------   ---------   ---------   ---------------------------------
Property Specialty
------------------

 Net reserves: start       448.2       177.6       184.9       160.8       223.3       160.8        98.8
 Change in prior AY         (2.7)       (1.3)      (20.2)       (0.1)       (8.0)      (24.3)      (54.1)
 Paid losses (1)          (106.5)      (28.2)      (35.2)      (16.7)      (49.3)     (186.6)      (78.2)
 Incurred losses            59.4       300.1        48.1        40.9        (5.2)      448.5       194.3
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Net reserves: end         398.4       448.2       177.6       184.9       160.8       398.4       160.8
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------

 Net earned premium         56.4        72.2       101.8        67.5        72.3       297.9       272.2

Net loss ratio             100.5%      407.1%       27.4%       60.4%      -18.4%      142.4%       51.5%
Prior AY adjusts.           -4.8%       -1.8%      -19.8%       -0.1%      -11.1%       -8.2%      -19.9%

Paid to incurred             188%          9%        126%         41%       -373%         44%         56%

Property Catastrophe
--------------------

 Net reserves: start       803.0       106.0       108.6       117.9       149.3       117.9        40.0
 Change in prior AY         (2.9)       (3.0)       14.1        12.3        (3.7)       20.5       (17.8)
 Paid losses (1)          (151.3)      (29.7)      (26.3)      (29.3)      (60.3)     (236.6)      (81.4)
 Incurred losses            71.0       729.7         9.6         7.7        32.6       818.0       177.1
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Net reserves: end         719.8       803.0       106.0       108.6       117.9       719.8       117.9
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------

 Net earned premium         57.2       153.0        71.5        63.7        75.8       345.3       316.4

Net loss ratio             119.1%      461.3%       33.1%       31.4%       38.2%      242.8%       50.3%
Prior AY adjusts.           -5.1%       -2.0%       19.7%       19.3%       -4.9%        5.9%       -5.6%

Paid to incurred             222%          4%        111%        147%        209%         28%         51%

                                                                                         Full Year
                         Q4-05       Q3-05       Q2-05        Q1-05       Q4-04       2005       2004
                       ---------   ---------   ---------   ---------------------------------------------
Other Specialty
---------------

 Net reserves: start       281.7       155.2       136.3       128.6        88.7       128.6        42.9
 Change in prior AY          2.1        (1.9)       (4.4)      (13.5)       (1.1)      (17.7)      (15.3)
 Paid losses (1)            (7.8)       (7.8)       (8.7)       (4.1)       (4.8)      (28.4)      (11.9)
 Incurred losses            65.3       136.2        32.0        25.3        45.8       258.8       112.9
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Net reserves: end         341.3       281.7       155.2       136.3       128.6       341.3       128.6
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------

 Net earned premium         46.8        55.5        51.9        46.2        42.6       200.4       158.3

Net loss ratio             144.0%      242.2%       53.0%       25.6%      104.8%      120.3%       61.7%
Prior AY adjusts.            4.5%       -3.4%       -8.5%      -29.2%       -2.6%       -8.8%       -9.7%

Paid to incurred              12%          6%         32%         35%         11%         12%         12%

Qualifying Quota Share
----------------------

 Net reserves: start        19.7        22.7        49.6        47.5        56.1        47.5        60.4
 Change in prior AY         (1.2)       (0.8)        1.6         4.8        (4.5)        4.4       (10.4)
 Paid losses (1)            (1.0)       (2.6)      (29.2)       (4.9)       (3.2)      (37.7)      (20.6)
 Incurred losses            (0.8)        0.4         0.7         2.2        (0.9)        2.5        18.1
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Net reserves: end          16.7        19.7        22.7        49.6        47.5        16.7        47.5
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------

 Net earned premium         (0.9)        0.8         1.8         3.1         2.3         4.8        40.7

Net loss ratio             220.8%      -53.6%      136.7%      225.9%     -233.9%      145.6%       18.9%
Prior AY adjusts.          132.9%      -97.6%       91.0%      154.8%     -195.7%       92.2%      -25.6%

Paid to incurred             -50%       -650%       1270%         70%        -59%        546%        268%

TOTAL
-----

 Net reserves: start     1,552.6       461.5       479.4       454.8       517.4       454.8       242.1
 Change in prior AY         (4.7)       (7.0)       (8.9)        3.5       (17.3)      (17.1)      (97.6)
 Paid losses (1)          (266.6)      (68.3)      (99.4)      (55.0)     (117.6)     (489.3)     (192.1)
 Incurred losses           194.9     1,166.4        90.4        76.1        72.3     1,527.8       502.4
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Net reserves: end       1,476.2     1,552.6       461.5       479.4       454.8     1,476.2       454.8
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------

 Net earned premium        159.5       281.4       227.1       180.5       193.1       848.5       787.5

Net loss ratio             119.3%      412.0%       35.9%       44.1%       28.5%      178.0%       51.4%
Prior AY adjusts.           -2.9%       -2.5%       -3.9%        1.9%       -9.0%       -2.0%      -12.4%

Paid to incurred             140%          6%        122%         69%        214%         32%         47%

IBNR as a % of reserves       52%         83%         58%         60%         62%         52%         62%


(1)  Paid losses are shown net of the impact of foreign exchange translation

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                       2005 Catastrophe Losses (unaudited)
                                  $ in millions



Three Months Ended December 31, 2005                                       Net Losses
------------------------------------              ----------------------------------------------------------     Net of
                                                    Property       Property         Other                     Reinstatement
                                   Gross Losses     Specialty     Catastrophe     Specialty       Total         Premiums
                                   -------------  -------------  -------------  -------------  -------------  -------------


Hurricane - Dennis                  $      (3.5)   $      (3.5)   $         -    $         -    $      (3.5)   $      (3.5)
Hurricane - Katrina                        58.7           12.8           14.7           24.1           51.7           59.6
Hurricane - Rita                           24.3           (2.5)          (1.7)          11.0            6.8            8.7
Hurricane - Wilma                         186.0           33.0           35.8              -           68.8           79.2
European Floods                               -              -              -              -              -              -
                                   -------------  -------------  -------------  -------------  -------------  -------------
Total (1)                           $     265.5    $      39.8    $      48.8    $      35.1    $     123.7    $     144.0
                                   =============  =============  =============  =============  =============  =============


Year Ended December 31, 2005
----------------------------

Hurricane - Dennis                  $       3.5    $       3.2    $       0.3    $         -    $       3.5    $       3.5
Hurricane - Katrina                     1,080.2          252.7          644.2           71.2          968.1          893.7
Hurricane - Rita                          180.0           17.5           64.0           66.0          147.5          149.4
Hurricane - Wilma                         186.0           33.0           35.8              -           68.8           79.5
European Floods                            15.0              -           15.0              -           15.0           14.8
                                   -------------  -------------  -------------  -------------  -------------  -------------
Total (1)                           $   1,464.7    $     306.4    $     759.2    $     137.2    $   1,202.8    $   1,140.9
                                   =============  =============  =============  =============  =============  =============



(1) In addition, the net impact of catastrophes is estimated to be reduced by approximately $0.1 million for the quarter and $24.7 million for the year for variable expenses

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                       2004 Catastrophe Losses (unaudited)
                                  $ in millions




Three Months Ended December 31, 2004                                 Net Losses
------------------------------------              ----------------------------------------------------------     Net of
                                                    Property       Property         Other                     Reinstatement
                                   Gross Losses     Specialty     Catastrophe     Specialty       Total         Premiums
                                   -------------  -------------  -------------  -------------  -------------  -------------


Hurricane - Charley                 $      13.4    $       1.6    $       0.7    $         -    $       2.4    $       3.8
Hurricane - Frances                        42.3           (2.9)          11.1              -            8.1           12.5
Hurricane - Ivan                           37.7            4.8           14.1           13.3           32.2           30.0
Hurricane - Jeanne                        (32.2)          (9.9)          (7.7)             -          (17.6)         (16.5)
Typhoons Chaba and Songda                   9.1            0.1            9.0              -            9.1            8.9
                                   -------------  -------------  -------------  -------------  -------------  -------------
Total (1)                           $      70.3    $      (6.3)   $      27.1    $      13.3    $      34.1    $      38.7
                                   =============  =============  =============  =============  =============  =============


Year Ended December 31, 2004
----------------------------


Hurricane - Charley                 $      84.4   $       31.4    $      25.2    $       0.4    $      57.0    $      59.2
Hurricane - Frances                        87.9           26.4           27.1            0.3           53.8           57.8
Hurricane - Ivan                          120.8           18.3           59.0           19.3           96.6           90.5
Hurricane - Jeanne                         34.7           20.2           14.1            0.4           34.7           34.9
Typhoons Chaba and Songda                  19.6            0.1           19.5              -           19.6           18.2
                                   -------------  -------------  -------------  -------------  -------------  -------------
Total (1)                           $     347.4    $      96.3    $     144.9    $      20.4    $     261.6    $     260.7
                                   =============  =============  =============  =============  =============  =============


(1) In addition, the net impact of catastrophes is estimated to be reduced by approximately $10.8 million for the quarter and $21.1 million for the year for variable expenses.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                            Investments* (unaudited)
                                  $ in millions



                                      Dec 31         Sep 30        June 30         Mar 31         Dec 31
                                       2005           2005           2005           2005           2004
                                   -------------  -------------  -------------  -------------  -------------
Market value $
Fixed maturities                   $    2,307.1   $    2,295.4   $    1,947.1   $    1,882.2   $    2,325.3
Equity securities                         113.5          111.1          118.9          113.1          143.5
Other investments                          31.6           31.0           30.4           19.9           19.3
Cash and cash equivalents                 450.2          634.4          163.8          222.3          110.6
                                   -------------  -------------  -------------  -------------  -------------
     Total                         $    2,902.4   $    3,071.9   $    2,260.2   $    2,237.5   $    2,598.7
                                   =============  =============  =============  =============  =============

Market value %
Fixed maturities                             79%            75%            86%            84%            89%
Equity securities                             4%             4%             6%             5%             6%
Other investments                             1%             1%             1%             1%             1%
Cash and cash equivalents                    16%            20%             7%            10%             4%
                                   -------------  -------------  -------------  -------------  -------------
     Total                                  100%           100%           100%           100%           100%
                                   =============  =============  =============  =============  =============

Fixed Income Allocation
  by Market Value
Government & government-
  sponsored entities               $      924.0   $    1,045.1   $      978.0   $    1,093.3   $    1,385.4
Corporate debt securities                 750.5          718.1          687.2          593.1          720.7
Mortgage-backed and
  asset-backed securities                 632.6          532.2          281.9          195.8          219.2
                                   -------------  -------------  -------------  -------------  -------------
     Total                         $    2,307.1   $    2,295.4   $    1,947.1   $    1,882.2   $    2,325.3
                                   =============  =============  =============  =============  =============

Total investment return
     Net investment income         $       26.0   $       20.6   $       19.1   $       21.4   $       19.5
     Net realized gains (losses)           (5.7)          17.1           16.9           12.3            2.0
     Change in unrealized
       gains (losses)                      (5.8)         (21.8)           1.9          (38.5)           4.4
                                   -------------  -------------  -------------  -------------  -------------
     Total                         $       14.5   $       15.9   $       37.9   $       (4.8)  $       25.9
                                   =============  =============  =============  =============  =============

     Total return on average
       market value %                       0.5%           0.6%           1.7%          -0.2%           1.0%

Average duration of fixed
  maturities                           1.9 years      1.7 years      2.2 years      2.3 years      2.2 years
Average credit quality of
  fixed maturities                            AA             AA             AA             AA             AA


* Does not include Blue Ocean Re Holdings Ltd. investments.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                               Capital (unaudited)
                     $ in millions, except per share amounts



                                      Dec 31         Sep 30        June 30         Mar 31         Dec 31
                                       2005           2005           2005           2005           2004
                                   -------------  -------------  -------------  -------------  -------------


Debt                               $      249.1   $      249.1   $      249.0   $      249.0   $      249.0
Mezzanine equity - Blue Ocean              54.2              -              -              -
Shareholders' equity                    1,057.7        1,131.6        1,463.1        1,377.8        1,751.9
                                   -------------  -------------  -------------  -------------  -------------
      Total capital                $    1,360.9   $    1,380.7   $    1,712.1   $    1,626.8   $    2,000.9
                                   =============  =============  =============  =============  =============

Debt/Total capital                         18.3%          18.0%          14.5%          15.3%          12.4%
Debt+Mezzanine/Total capital               22.3%          18.0%          14.5%          15.3%          12.4%

Common shares outstanding            89,178,490     89,178,490     63,327,564     63,327,564     62,131,232
Warrants outstanding                  7,172,358      7,172,358      7,172,358      7,172,358      7,319,160
Options outstanding                           -              -              -              -      1,922,500
Share equivalents outstanding             9,170          5,200          2,200              -              -
                                   -------------  -------------  -------------  -------------  -------------
      Total                          96,360,018     96,356,048     70,502,122     70,499,922     71,372,892
                                   =============  =============  =============  =============  =============

Dividend per share/warrant(1)      $      0.075   $       0.36   $       0.36   $       5.86   $       0.34

      Total dividend payout        $        7.2   $       34.7   $       25.4   $      413.1   $       23.6


(1) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                 Summary Balance Sheet - Blue Ocean (unaudited)
                                  $ in millions



                                             Montpelier                        Consolidation/
                                            bf Blue Ocean      Blue Ocean       Elimination       Consolidated
                                            --------------   ---------------   ---------------   ---------------

ASSETS
Investments and cash and cash equivalents    $    2,770.4     $       265.0     $      (133.0)    $     2,902.4
Securities lending collateral                       315.6                 -                 -             315.6
Premiums receivable                                 270.9                 -                 -             270.9
Deferred acquisition costs                           53.4                 -                 -              53.4
Reinsurance receivable/ recoverable                 361.3                 -                 -             361.3
Unearned premium ceded                               83.8                 -                 -              83.8
Other assets                                         37.3              35.0                 -              72.3
                                            --------------   ---------------   ---------------   ---------------
  Total Assets                               $    3,892.7     $       300.0     $      (133.0)    $     4,059.7
                                            ==============   ===============   ===============   ===============


LIABILITIES
Loss and loss adjustment expense reserves    $    1,781.9     $           -     $           -     $     1,781.9
Unearned premium                                    262.8                 -                 -             262.8
Securities lending payable                          315.6                 -                 -             315.6
Debt                                                249.1                 -                 -             249.1
Other liabilities                                   225.5               4.2              (1.0)            228.7
                                            --------------   ---------------   ---------------   ---------------
  Total Liabilities                          $    2,834.9     $         4.2     $        (1.0)    $     2,838.1
                                            ==============   ===============   ===============   ===============

Minority Interest                                     0.0                 -             109.7             109.7

Mezzanine Equity                                     (0.0)             81.7             (27.6)             54.2

SHAREHOLDERS' EQUITY                              1,057.7             214.1            (214.1)          1,057.7
                                            --------------   ---------------   ---------------   ---------------
  Total Liabilites, Minority Interest,
   Mezzanine & Shareholders' Equity          $    3,892.7     $       300.0     $      (133.0)    $     4,059.7
                                            ==============   ===============   ===============   ===============

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                Summary Income Statement - Blue Ocean (unaudited)
                                  $ in millions


                                             Montpelier                        Consolidation/
                                            bf Blue Ocean      Blue Ocean       Elimination       Consolidated
                                            --------------   ---------------   ---------------   ---------------

Gross premiums written                       $      978.7     $          -      $          -      $       978.7
Net premiums written                                757.0                -                 -              757.0
Net premiums earned                                 848.5                -                 -              848.5
Net investment income                                87.0               0.1                -               87.1
Net realized gains on investments                    40.6                -                 -               40.6
Other Income                                          0.8                -                 -                0.8
Net foreign exchange gains (losses)                 (10.0)               -                 -              (10.0)
                                            --------------   ---------------   ---------------   ---------------

        Total Revenues                              966.9               0.1                -              967.0
                                                        -
Loss and loss adjustment expenses                 1,510.7                 -                -            1,510.7
Acquisition costs                                   166.3                 -                -              166.3
General and admin expenses                           25.8               0.1                -               25.9
Financing expense                                    17.0                 -                -               17.0
                                            --------------   ---------------   ---------------   ---------------

        Total Expenses                            1,719.8               0.1                -            1,719.9

Income (loss) before taxes                         (752.9)                -                -             (752.9)

                                            --------------   ---------------   ---------------   ---------------
        Net income (loss)                    $     (752.9)    $           -      $         -      $      (752.9)
                                            ==============   ===============   ===============   ===============

                                            --------------   ---------------   ---------------   ---------------
        Comprehensive income (loss)          $     (817.1)    $           -      $          -      $     (817.1)
                                            ==============   ===============   ===============   ===============

Loss ratio                                          178.0%                                                178.0%
Acquisition costs ratio                              19.6%                                                 19.6%
Administrative expense ratio                          3.1%                                                  3.1%
                                            --------------                                       ---------------
        Combined ratio                              200.7%                                                200.7%
                                            ==============                                       ===============

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                      Net Income Reconciliation (unaudited)
                                  $ in millions


                                       Three months ended Dec 31           Year ended Dec 31
                                        2005             2004           2005             2004
                                      ---------------------------     ------------------------------

Net income                            $     (61.0)    $     102.4     $     (752.9)    $     240.3

Net realized gains on investments     $      (5.7)    $       2.0     $       40.6     $       7.2

Net foreign exchange gains (losses)   $      (2.1)    $       5.8     $      (10.0)    $       7.0

Net income, excluding net
   realized gains (losses) (1)        $     (53.2)    $      94.6     $     (783.5)    $     226.1



(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 19 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2005
                           Non-GAAP Financial Measures


Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP financial measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses), two non-GAAP financial measures, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options and warrants outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends' which is a non-GAAP financial measure as defined by Regulation G. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.

This financial supplement also contains the presentation of 'Compound annual total return' which is a non-GAAP financial measure as defined by Regulation G. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to December 31, 2005. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.